                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   TOO, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                [TOO, INC. LOGO]

                               8323 Walton Parkway
                             New Albany, Ohio 43054
                                 (614) 775-3500

                                                                  April 15, 2002

Dear Stockholder:

         You are cordially invited to attend our 2002 annual meeting of stockholders. The meeting will be held on Tuesday, May 21, 2002, at 9:00 a.m. Eastern Time, at our new corporate offices, located at 8323 Walton Parkway, New Albany, Ohio. If you need assistance in finding the location of the meeting, please call our Investor Relations department at (614) 775-3500.

         At the meeting, we will elect two directors to the Board and transact other business as may come before the meeting. We will also report on our financial and operating performance during 2001, and update stockholders on our strategy for future growth.

         It is very important that your shares be represented and voted at the meeting. After reading the enclosed proxy statement, please sign, date and return the enclosed proxy card, or take advantage of voting your proxy over the telephone or the Internet.

         We encourage you to take advantage of voting on the Internet because it is an easy process and the least expensive way for us to tabulate your vote. Also, if you vote on the Internet, you will have the option at that time to enroll in Internet delivery of our proxy materials in the future.

         We look forward to seeing you at the annual meeting.

                                 Sincerely,

                                 /s/ Michael W. Rayden

                                 Michael W. Rayden
                                 Chairman, President and Chief Executive Officer

                                [TOO, INC. LOGO]

                               8323 Walton Parkway
                             New Albany, Ohio 43054
                                 (614) 775-3500

                                 --------------

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

                                  May 21, 2002

     The Annual Meeting of Stockholders of Too, Inc. will be held on Tuesday, May 21, 2002, at 9:00 a.m. Eastern Time at the new corporate offices of Too, Inc., 8323 Walton Parkway, New Albany, Ohio, to conduct the following items of business:

     1. To elect two directors, each to serve a three-year term expiring at the 2005 annual meeting of stockholders.

     2. To transact other business properly coming before the meeting or any adjournment thereof.


     Stockholders who owned shares of our stock at the close of business on March 25, 2002, are entitled to vote at the annual meeting. A complete list of these stockholders will be available at our corporate offices prior to the annual meeting.

                                  By Order of the Board of Directors,

                                  /s/ Michael W. Rayden

                                  Michael W. Rayden
                                  Chairman, President and Chief Executive Office

                                TABLE OF CONTENTS

Information About the Annual Meeting and Voting ............................................      1
Election of Directors ......................................................................      3
   Nominees and Directors ..................................................................      3
   Information Concerning the Board of Directors ...........................................      4
   Committees of the Board of Directors ....................................................      4
   Executive Officers ......................................................................      5
   Security Ownership of Directors and Management ..........................................      6
Executive Compensation .....................................................................      7
   Summary Compensation Table ..............................................................      7
   Stock Options ...........................................................................      8
   Director Compensation ...................................................................      9
   Employment Agreements with Certain Executive Officers ...................................     10
Report of the Stock Option and Compensation Committee ......................................     12
   Compensation Philosophy .................................................................     13
   Principal Compensation Elements .........................................................     13
   CEO Compensation ........................................................................     14
   Section 162(m) ..........................................................................     15
Compensation Committee Interlocks and Insider Participation ................................     15
Stockholder Return Graph ...................................................................     16
Board Audit Committee ......................................................................     17
Audit Committee Report .....................................................................     17
Share Ownership of Principal Stockholders ..................................................     18
Section 16(a) Beneficial Ownership Reporting Compliance ....................................     19
Independent Accountants ....................................................................     19
Fees of the Independent Accountants for the Fiscal Year Ended February 2, 2002 .............     19
Stockholder Proposals ......................................................................     19
Solicitation Expenses ......................................................................     20
Certain Matters Relating to Proxy Materials and Annual Reports .............................     20
Other Matters ..............................................................................     20

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

     The Board of Directors of Too, Inc. is soliciting your proxy to vote at the 2002 Annual Meeting of Stockholders (or any adjournment of the meeting). This proxy statement summarizes the information you need to know to vote at the annual meeting. Throughout the proxy statement, the terms "We," "Our," "Limited Too," "Too," and the "Company" refer to Too, Inc.

     We began mailing this proxy statement and the enclosed proxy card on or about April 15, 2002, to all stockholders entitled to vote. Our 2001 Annual Report, which includes our financial statements, is being sent with this proxy statement.

Date, time and place of meeting

     Date:      May 21, 2002
     Time:      9:00 a.m. Eastern Time
     Place:     Too, Inc.
                8323 Walton Parkway
                New Albany, Ohio 43054

Shares entitled to vote

     Stockholders entitled to vote are those who owned our common stock at the close of business on the record date, March 25, 2002. As of the record date, there were 31,449,002 shares of Too, Inc. common stock outstanding. Each share of common stock that you own entitles you to one vote.

Voting your proxy

     Whether or not you plan to attend the annual meeting, we urge you to vote. Stockholders of record can give proxies by mailing their signed proxy cards or by voting telephonically or on the Internet. Submitting your completed proxy card, or voting telephonically or on the Internet, will not affect your right to attend the annual meeting and vote.

     The enclosed proxy card indicates the number of shares of our common stock that you own as of the record date.

     Instructions for the three methods of voting your proxy are listed on your proxy card. If you complete and submit your proxy correctly, one of the individuals named on your proxy card (your "proxy") will vote your shares as you have directed. If you submit the proxy but do not make specific choices, your proxy will follow the Board's recommendations and vote your shares:

     .   "FOR" the election of both nominees for director (as described on page 3).

     If any other matter is presented at the annual meeting, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no other matters to be acted on at the annual meeting.

Revoking your proxy

     You may revoke your proxy by:

     .   submitting a later dated proxy;

     .   notifying our Secretary in writing before the meeting that you have revoked your proxy; or

     .   voting in person at the meeting.


Voting in person

     If you plan to attend the meeting and vote in person, a ballot will be available when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares as of the close of business on March 25, 2002, the record date for voting, and that you are authorized to vote those shares at the annual meeting.

Quorum requirement

     A quorum of stockholders is necessary to hold a valid meeting. The presence at the meeting, in person or by proxy of the holders of shares representing at least one-third of the votes of the common stock entitled to vote constitutes a quorum. Abstentions and broker "non-votes" are counted as present for establishing a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given.

Votes necessary

                  Item                         Vote Necessary*
                  ----                         ---------------

Election of Directors             Directors are elected by a plurality of the
                                  votes represented by the shares of Common
                                  Stock present at the meeting in person or by proxy. This means that the director nominee with the most affirmative votes for a particular position is elected for that position.

Transaction of Other Business     A plurality of the votes represented by the
                                  shares of common stock present at the meeting in person or by proxy.

-------------------

* Under New York Stock Exchange rules, if your broker holds your shares in its name, your broker is permitted to vote your shares on this item even if it does not receive voting instructions from you.

     For the election of directors, proxies that are marked "Withhold Authority" and broker non-votes will not count toward a nominee's achievement of a plurality, and, thus, will have no effect. As to each other matter submitted to our stockholders for approval at the annual meeting, for purposes of determining the number of shares of our common stock voting on the matter, (1) abstentions will be counted and will have the effect of a negative vote, and (2) broker non-votes will not be counted and, thus, will have no effect.

                              ELECTION OF DIRECTORS

     The Board of Directors has nominated two directors for election at the annual meeting. Both of the nominees are currently serving as directors. If you re-elect them, each will hold office for a three-year term expiring at the 2005 annual meeting or until his successor has been elected.

     Your proxy will vote for each of the nominees unless you specifically withhold authority to vote for a particular nominee. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. We do not know of any nominee of the Board who would be unable to serve as director if elected.

     Stockholders wishing to nominate directors for election may do so by delivering to the Chairman of the Nominating Committee of the Company, not less than 14 days nor more than 50 days before a meeting of the stockholders called for the election of directors, a notice stating: (a) the name, age, business address and, if known, residence address of each nominee proposed in the notice;
(b) the principal occupation or employment of each nominee; (c) the number of shares of common stock of the Company beneficially owned by each nominee; and
(d) such other information as is required by the Company's bylaws. No person may be elected as a director of the Company unless he or she has been nominated by a stockholder in this manner or by the Board of Directors.

     The Board of Directors recommends the ELECTION of all of the following nominees of the Board of Directors:

Nominees and Directors

     Nominees of the Board of Directors for election at the 2002 annual meeting

Philip E. Mallott                                                         Age 44

     Mr. Mallott is an independent financial consultant. He retired as Vice President, Finance and Chief Financial Officer of Intimate Brands, Inc. in February 2000, a position he held since 1995. Prior to joining Intimate Brands in 1995, Mr. Mallott had been Chief Financial Officer of Structure, Inc., a business operated by The Limited, Inc. From 1991 to 1994, Mr. Mallott was Vice President-Finance at Structure. Mr. Mallott was first elected to the Board of Directors in February 2000.

Michael W. Rayden                                                         Age 53

     Mr. Rayden has served as our President and Chief Executive Officer since March 1996. He was elected Chairman of the Board of the Company in August 1999. Before joining the Company, he served as President, Chief Executive Officer and Chairman of the Board of Pacific Sunwear of California, Inc. from 1990 to 1996, President and Chief Executive Officer of The Stride Rite Corporation from 1987 to 1989 and President and Chief Executive Officer of Eddie Bauer Inc. from 1984 to 1987. Mr. Rayden is also on the board of directors of Strottman International, Inc., a privately held company. Mr. Rayden was first elected to the Board of Directors in August 1999.


     Directors whose terms continue until the 2003 annual meeting

Kent A. Kleeberger                                                        Age 50

     Mr. Kleeberger has served as our Executive Vice President-Chief Financial Officer, Logistics and Systems since February 2001. He also serves as our Secretary and Treasurer. Mr. Kleeberger joined the Company as Vice President and Chief Financial Officer in March 1998 following a 10-year career with The Limited, Inc., including as Vice President-

Controller of Victoria's Secret Catalogue from 1991 to 1995 and Corporate Controller of The Limited, Inc. from 1995 to 1998. Mr. Kleeberger was first elected to the Board of Directors in February 2000.

Nancy J. Kramer                                                           Age 46

     Ms. Kramer is President and Chief Client, Creative and Culture Officer of Ten/Resource, a marketing firm specializing in integrated marketing solutions for high technology clients. Ten/Resource was founded by Ms. Kramer in 1981 and became part of the Ten Worldwide group of companies in 2001. Ms. Kramer was first elected to the Board of Directors in August 1999.

James U. McNeal                                                           Age 70

     Dr. McNeal is President of McNeal and Kids, a youth marketing consulting firm. He was a Professor of Marketing at Texas A&M University from 1967 through February 2000, where Dr. McNeal established the Department of Marketing and served as department head from 1967 to 1975. Dr. McNeal is a frequent consultant to public companies and the federal government. Since 1976, he has been a marketing consultant specializing in marketing to children as customers. Dr. McNeal was first elected to the Board of Directors in August 1999.


     Directors whose terms continue until the 2004 annual meeting

David A. Krinsky                                                          Age 53

     Mr. Krinsky is a partner at the law firm of O'Melveny and Myers LLP in Newport Beach, California. Before joining the firm as a partner in 1994, he was a partner at the law firm of Pettis, Tester, Kruse & Krinsky. Mr. Krinsky practices business and securities law. Mr. Krinsky was first elected to the Board of Directors in August 1999.

Kenneth J. Strottman                                                      Age 53

     Mr. Strottman is the founder, President and Chief Executive Officer of Strottman International, Inc., a marketing agency specializing in developing promotional programs targeting children and families. Before founding his firm in 1983, Mr. Strottman served as Vice President, Marketing, at Mattel, Inc. Mr. Strottman was first elected to the Board of Directors in August 1999.


Information Concerning the Board of Directors

     Our Board of Directors held four meetings in fiscal year 2001. During fiscal year 2001, all of the directors attended 75 percent or more of the total number of meetings of the Board and committees of the Board.

Committees of the Board of Directors

     Audit Committee

     The Audit Committee of the Board of Directors recommends the firm to be employed as our independent public accountants and reviews the scope of the audit and audit fees. In addition, the audit committee consults with the independent auditors about the plan of audit, the resulting audit report and the accompanying management letter. The Audit Committee also confers with the independent auditors about the adequacy of internal accounting controls, as appropriate, outside of the presence of management. The members of the Company's Audit Committee are Philip E. Mallott, Chairman, David A. Krinsky and James U. McNeal. The Audit Committee held five meetings in fiscal year 2001.

     Stock Option and Compensation Committee

     The Stock Option and Compensation Committee of the Board of Directors reviews executive compensation and administers the Company's stock option and performance and incentive plans. Its members are David A. Krinsky, Chairman, Nancy J. Kramer and Kenneth J. Strottman. The Compensation Committee held five meetings in fiscal 2001.

     Nominating Committee

     The Nominating Committee consists of Kenneth J. Strottman, Chairman, Nancy
J. Kramer and Michael W. Rayden. The Nominating Committee makes recommendations to the board of directors regarding the size and composition of the board, establishes procedures for the nomination process and recommends candidates for election to the board of directors. The Nominating Committee will consider nominees recommended by stockholders for the 2003 annual meeting of stockholders provided that the names of such nominees are submitted in writing within the time period described above under "Election of Directors." The Nominating Committee was established in March 2002.

Executive Officers

     In addition to Mr. Kleeberger and Mr. Rayden, the following persons are our executive officers:

Sally A. Boyer                                                            Age 41

     Ms. Boyer has served as our Executive Vice President of Planning, Allocation, and Merchandising Operations since February 2001. Previously, Ms. Boyer served as our Senior Vice President-Merchandising Operations since June 2000, and as Vice President Merchandising Operations since May 1998. Ms. Boyer also held various positions with us and The Limited, Inc., including as Vice President-Planning and Distribution from 1995 to 1998. Before joining The Limited, Inc. in 1991, she served as a Financial Consultant for Andersen Consulting from 1990 to 1991, a Merchandise Planner for The Limited, Inc. from 1989 to 1990 and Merchandise Controller of Youthland, Inc. from 1984 to 1989.

James C. Petty                                                            Age 43

     Mr. Petty has served as our Senior Vice President-Stores since June 2000. Previously, Mr. Petty served as our Vice President-Stores since June 1997. Mr. Petty also held various positions involving store management and operations with Old Navy, Inc., Banana Republic, Inc. and The Gap, Inc. during his 13-year tenure with The Gap and its subsidiaries, including Vice President-Store Operations of Old Navy, Inc. from 1994 to 1997 and Vice President-Store Operations of Banana Republic, Inc. from 1991 to 1994.

Ronald Sykes                                                              Age 60

     Mr. Sykes has served as our Senior Vice President-Human Resources since October 2000. Prior to joining the Company, he was a principal since October 1999 at Walker-Sykes Associates, LLC, an executive search firm. Mr. Sykes owned his own executive search firm, Ron Sykes & Associates, from August 1998 to October 1999. From April 1995 to August 1998, he was a senior human resources executive with The Limited Stores Inc. Mr. Sykes has held similar positions with F & R Lazarus, Stride Rite Corporation, Jordon Marche, A & S/Jordan Marche, and Macy's East.

Security Ownership of Directors and Management

     Below is a table with information providing the number of shares of Too, Inc.'s common stock beneficially owned by each of the directors of the Company, executive officers listed in the Summary Compensation Table below, and all of the directors and executive officers of Too, Inc. as a group.

                                                                                   Number of
                                                                                Shares of Common
                                                                               Stock Beneficially    Percent
                                               Name                               Owned(1)(2)       of Class
                                               ----                               -----------       --------
Sally A. Boyer ................................................................      88,157(3)          *
Kent A. Kleeberger ............................................................      92,637(4)          *
Nancy J. Kramer ...............................................................       3,794(5)          *
David A. Krinsky ..............................................................       3,750(5)          *
Philip E. Mallott .............................................................       6,439(5)          *
James U. McNeal ...............................................................       3,750(5)          *
James C. Petty ................................................................      57,935(6)          *
Michael W. Rayden .............................................................     386,811(7)        1.2%
Kenneth J. Strottman ..........................................................      13,750(5)(8)       *
Ronald Sykes ..................................................................       9,300(9)          *

All directors and executive officers as a group (10 persons) ..................     666,323           2.1%

---------------------------

*    Less than 1%.

(1) Unless otherwise indicated, each named person has voting and investment power over the listed shares and such voting and investment power is exercised by the named person or shared with a spouse.

(2)  Reflects ownership as of February 28, 2002.

(3) Includes options to purchase 51,229 shares exercisable within 60 days after February 28, 2002.

(4) Includes options to purchase 69,653 shares exercisable within 60 days after February 28, 2002.

(5) Includes options to purchase 3,750 shares exercisable within 60 days after February 28, 2002.

(6) Includes options to purchase 31,387 shares exercisable within 60 days after February 28, 2002.

(7) Includes options to purchase 274,739 shares exercisable within 60 days after February 28, 2002.

(8) Includes 2,500 shares owned by Mr. Strottman's family members, for which Mr. Strottman disclaims beneficial ownership.

(9) Includes options to purchase 6,250 shares exercisable within 60 days after February 28, 2002.

                             EXECUTIVE COMPENSATION

         The following table shows the compensation paid by Too, Inc. to each of the named executive officers of the Company for each of the last three fiscal years. Compensation for a portion of 1999 was paid while the Company was a wholly-owned subsidiary of The Limited, Inc.

Summary Compensation Table

                                                                                                 Long-term
                                                      Annual Compensation                   Compensation Awards
                                                      -------------------                   -------------------
                                                                                Other                   Securities  All Other
                                                                               Annual      Restricted   Underlying   Compen-
                                         Fiscal                               Compensa-      Awards      Options      sation
                                          Year      Salary($)   Bonus($)(1)  tion($)(2)     (3)(4)     (4)(5)(6)(7) ($)(4)(8)
                                          ----      ---------   -----------  ----------     -------    ------------ ---------
Michael W. Rayden.......................  2001       911,638     1,266,320      5,713              --    100,000    2,255,751
   Chairman of the Board, Chief           2000       793,077     1,641,011     11,719       1,250,000    200,000    1,567,434
   Executive Officer and                  1999       701,058     1,114,850      8,054              --         --      257,094
   President

Kent A. Kleeberger......................  2001       338,461       253,200      1,367              --     25,000      117,382
   Executive Vice President -             2000       296,842       276,000      2,870              --     25,000      107,469
   Chief Financial Officer                1999       257,986       155,360      1,441              --     66,843       56,265
   Logistics and Systems

Sally A. Boyer..........................  2001       338,461       253,200      1,238              --     25,000      106,231
   Executive Vice President -             2000       292,411       270,000      2,420              --     25,000       94,848
   Planning, Allocation and               1999       247,107       145,120      1,313              --     80,767       51,379
   Merchandising Operations

James C. Petty..........................  2001       312,116       213,000        978              --     10,000       86,398
   Senior Vice President - Stores         2000       287,638       256,400      2,090              --     25,000       76,576
                                          1999       258,036       155,360        908              --     61,791       51,767


Ronald Sykes (9)........................  2001       290,038       196,000         10              --     20,000        7,739
   Senior Vice President -                2000        70,000            --         --              --         --           --
   Human Resources

________________________

(1) Represents the total of the performance-based incentive compensation for the spring and fall selling seasons.

(2) Represents reimbursement of taxes on benefits paid on behalf of the listed officers.

(3) On February 1, 1999, 4,833, 4,833, and 3,222 restricted stock performance awards of The Limited, Inc.'s Class A common stock were granted to officers Kleeberger, Petty, and Boyer, respectively. Conversion of the unvested The Limited, Inc. restricted stock to Too, Inc. restricted stock was effective as of the date of the spin-off, August 23, 1999, at a price of $43.00 per The Limited, Inc. common share and $16.50 per Too, Inc. common share. These restricted stock awards converted to 12,595, 12,595 and 8,397 restricted stock performance awards of Too, Inc.'s common stock for officers Kleeberger, Petty, and Boyer, respectively.

(4) In connection with the spin-off, Mr. Rayden's unvested pre-1999 grants of The Limited, Inc.'s restricted stock performance awards and The Limited, Inc.'s stock options were converted into 883,181 Too, Inc. stock options, 398,749 shares of Too, Inc. restricted stock awards and $2,886,017 of deferred compensation (with the same vesting schedule as the previous awards) with vesting contingent on reaching certain performance targets which were achieved in 1999.

(5) On February 1, 1999, 5,400, 5,400, and 7,400, unvested stock options of The Limited, Inc.'s Class A common Stock were granted to officers Kleeberger, Petty, and Boyer, respectively. Conversion of the unvested The Limited, Inc. stock options to Too, Inc. stock options was effective as of the date of the spin-off, August 23, 1999, at a price of $43.00 per The Limited, Inc. share and $16.50 per Too, Inc. common share. These stock options converted to 14,073, 14,073, and 19,285 stock options of Too, Inc.'s common stock for officers Kleeberger, Petty, and Boyer, respectively.

(6) Includes a one-time transition grant of Too, Inc. stock options in the amount of 24,000 shares for each of officers Kleeberger, Petty, and Boyer, granted as of the date of the spin-off, August 23, 1999, in connection with the elimination of The Limited, Inc. Restricted Stock Performance Incentive Plan.

(7) Includes Too, Inc. stock option grants effective with the date of the spin-off, August 23, 1999, in the amounts of 28,770, 23,718, and 37,482 shares for officers Kleeberger, Petty, and Boyer, respectively.

(8) Includes group term insurance premiums paid on behalf of executive officers Kleeberger, Boyer, and Petty, executive life insurance premiums paid on behalf of Mr. Rayden and contributions and employer matching contributions to the qualified retirement plan and the non-qualified supplemental retirement and alternative savings plans in the amounts of $436,449, $117,382, $106,231, and $86,398 for officers Rayden, Kleeberger, Boyer, and Petty, respectively.

(9)  Mr. Sykes began his employment with the Company in October 2000.


Stock Options

         The following table shows certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the 2001 fiscal year.

                       Options Granted in Fiscal Year 2001

                                                                                                   Potential Realizable
                                                          Individual Grants                             At Assumed
                                      -----------------------------------------------------------
                                         Number of      % of Total                                     Annual Rates
                                         Securities       Options       Exercise                      of Stock Price
                                         Underlying     Granted To         or                        Appreciation For
                                          Options      Employees in    Base Price   Expiration      Option Terms($)(1)
                                                                                                ----------------------------
                Name                      Granted       Fiscal Year    ($/Share)       Date            5%           10%
                -----                     -------       -----------    ---------       ----     ----------    ----------
Michael W. Rayden.......................  100,000           21%         $16.20       2/15/11    1,018,809     2,581,863
Kent A. Kleeberger......................   25,000            5%         $16.20       2/15/11      254,702       645,466
Sally A. Boyer..........................   25,000            5%         $16.20       2/15/11      254,702       645,466
James C. Petty..........................   10,000            2%         $16.20       2/15/11      101,881       258,186
Ronald Sykes............................   20,000            4%         $19.70       9/27/11      247,784       627,935

_________________________

(1) The amounts under the columns labeled "5%" and "10%" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Company's common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Company's stock.

         The following table provides certain information regarding the value of stock options at the end of the fiscal year held by the executive officers named in the Summary Compensation Table:

                 Aggregated Option Exercises in 2001 Fiscal Year
                        and Fiscal Year-End Option Values

                                                                        Number of Securities          Value of Unexercised
                                                                       Underlying Unexercised             In-the-Money
                                          Shares         Value           Options at Fiscal             Options at Fiscal
                                        Acquired on     Realized           Year-End(#)(2)               Year-End($)(3)
                                                                           --------------               --------------
                 Name                  Exercise (#)      ($)(1)      Exercisable   Unexercisable  Exercisable   Unexercisable
                 ----                  ------------      ------      -----------   -------------  -----------   -------------
Michael W. Rayden.....................    129,995      2,280,037         39,783      1,041,893       673,526       21,969,073
Kent A. Kleeberger....................      5,762        133,572         52,394         69,994       850,044          775,042
Sally A. Boyer........................     15,915        269,817         32,893         76,606       460,778          840,310
James C. Petty........................     29,320        456,010         21,985         49,293       367,253          540,279
Ronald Sykes                                   --             --          6,250         38,750        23,266          218,997

___________________________

(1) Value realized was calculated based on the number of shares exercised multiplied by the excess of the fair market value of a share of Too, Inc. common stock on the date of exercise over the exercise price of the stock option.

(2) Represents exercisable and unexercisable Too, Inc. stock options for the individual as of February 2, 2002.

(3) Represents the total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end ($27.16 on February 1, 2002). An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

Director Compensation

         Associates and officers who are directors receive no additional compensation for services as directors. In 2001, compensation for non-associate directors included the following:

         . an annual retainer of $10,000 plus $1,500 for each committee chair held;

         . $1,000 for each Board meeting attended ($400 for a telephonic meeting);

         . $600 for each committee meeting attended ($200 for a telephonic meeting); and

         . $200 for each action in writing that our Board or any committee takes.

         Under our 1999 Non-Associate Director Stock Plan, each director who is not an associate of our Company receives:

         .   an initial grant to purchase 5,000 shares of our common stock; and

         . an annual grant of options to purchase 5,000 shares of our common stock at a price equal to the fair market value of the shares at the grant date.

Employment Agreements with Certain Executive Officers

         We entered into employment agreements with Mr. Rayden, Mr. Kleeberger, Ms. Boyer and Mr. Petty effective September 15, 2000, and with Mr. Sykes effective October 30, 2000. Except for Mr. Rayden, whose agreement has an initial term of five years, each agreement has an initial term of three years, after which it will renew automatically for additional one year periods on the same terms and conditions, unless either party provides notice to the other of an intention not to extend it at least 90 days prior to the anniversary date. Furthermore, if a change in control (as defined in the agreement) occurs during the term of the agreement, the term of the agreement will be extended for two years from the date of the change in control.

         Each employment agreement provides for a minimum annual base salary, plus any increases in base compensation as may be authorized by the Board of Directors after the date of the agreement. The agreements also provide for each officer's continued participation in the Company's incentive compensation and stock option plans and other benefits as described in the agreements.

         The employment agreements require the Company to compensate each officer and provide him or her with certain benefits if his or her employment is terminated before the agreement expires. The compensation and benefits each officer is entitled to receive vary depending upon whether his or her employment is terminated: (1) by the Company for cause (as defined in the officer's agreement), or voluntarily by the officer, or in the case of Mr. Rayden, other than for good reason (as defined in his agreement); (2) by the Company other than for cause, or in the case of Mr. Rayden, for good reason; (3) involuntarily due to disability; (4) upon retirement; or (5) upon the officer's death, under which circumstance the applicable compensation and benefits are payable to the officer's beneficiaries.

         If the officer's employment is terminated by the Company for cause, voluntarily by the officer, or in the case of Mr. Rayden, if his employment is terminated by the Company for cause or by Mr. Rayden for other than good reason (as defined in his agreement), the officer's severance benefits payable under the employment agreement will include:

         . any accrued base salary and accrued vacation not paid as of the termination date;

         . vested benefits as of the termination date under the Company's benefit, retirement, incentive and other plans; and

         . in Mr. Rayden's case, continued payment of life insurance premiums through the end of the calendar year.

         If the officer's employment is terminated by the Company other than for cause, or in the case of Mr. Rayden, for good reason (as defined in his agreement), the officer's severance benefits payable under the employment agreement will include:

         . any accrued base salary and accrued vacation not paid as of the termination date;

         .   a pro-rated bonus amount;

         . vested benefits as of the termination date under the Company's benefit, retirement, incentive and other plans;

         . continued payment of 100% of base salary for 12 months, or in the case of Mr. Rayden, a lump sum amount equal to two times the sum of
             (i) base salary and (ii) the greater of Mr. Rayden's (a) annual par target bonus opportunity in the year of termination or (b) the actual annual bonus earned by Mr. Rayden in the year prior to the year of termination;

         . continued insurance benefits for one year (or, in Mr. Rayden's case, two years);

         . outplacement services and related travel costs up to a maximum of $10,000 (or, in Mr. Rayden's case, $30,000); and

         . in Mr. Rayden's case, acceleration of vesting of stock awards by 24 additional months and continued payment of life insurance premiums through the end of the calendar year.

         If the officer's employment is terminated involuntarily due to disability, the officer's severance benefits payable under the employment agreement will include:

         . any accrued base salary and accrued vacation not paid as of the disability date;

         .   a pro-rated bonus amount;

         . vested benefits as of the termination date under the Company's benefit, retirement, incentive and other plans;

         . 100%, 80% and 60%, respectively, of base salary for the first, second and third 12 months following the disability date (reduced by amounts received by the officer under the Company's disability plans);

         . additional salary benefits if the officer is disabled beyond 36 months; and

         . in Mr. Rayden's case, continued payment of life insurance premiums through the end of the calendar year.

Notwithstanding the above, the salary continuation payments will cease upon the earlier of (a) the disability ceasing to exist or (b) the officer's retirement.

         If the officer's employment is terminated by reason of his or her retirement, the officer's severance benefits will include the following:

         . accrued base salary and accrued vacation not paid as of the termination date;

         .   a pro-rated bonus amount; and

         . vested benefits as of the termination date under the Company's benefit, retirement, incentive and other plans.

         If the officer's employment is terminated by reason of his or her death, the Company's sole obligation will be to pay the officer's spouse, estate or designated beneficiary, as the case may be, the same amounts due the officer if he or she had retired, as described above.

         The employment agreements also prohibit the officer from becoming directly or indirectly connected with any business or entity that competes directly or indirectly with the Company during the officer's employment with the Company and for a period of one year (or in the case of Mr. Rayden, two years) from the date of termination if employment is terminated: (1) by the Company for any reason, (2) by the officer for any reason, or (3) by reason of either the Company's or the officer's decision not to extend the term of the agreement. Mr. Rayden's non-competition period will terminate after a change in control, upon a termination by the Company for other than cause, or upon a termination by Mr. Rayden for good reason. The non-competition periods of the other officers will terminate upon termination by the Company other than for cause after a change in control, or by the officer for good reason after a change in control.

         We also entered into executive agreements with Mr. Rayden, Mr. Kleeberger, Ms. Boyer and Mr. Petty effective September 15, 2000, and with Mr. Sykes effective October 30, 2000. Each agreement has an initial term of three years, after which it will renew automatically for additional one year periods on the same terms and conditions, unless the Company provides notice to the officer of an intention not to extend the executive agreement at least 30 days prior to the anniversary date. Furthermore, if a change in control (as defined in the executive agreement) occurs during the term of the executive agreement, the term of the agreement will be extended for two years from the date of the change in control.

         Under each executive agreement, the Company must provide severance benefits to the officer if his or her employment is terminated (other than on account of death or disability or for cause):

         . by the Company at any time six months prior to a change in control if such termination was in contemplation of such change in control and was done to avoid the effects of the agreement;

         .   by the Company within 24 months after a change in control;

         . by the officer for good reason (as defined in the executive agreement) at any time within 24 months after a change in control; or

         . in the case of Mr. Rayden, by him with or without good reason during the period beginning on the one year anniversary date of a change in control and lasting for 30 days.

         In addition to accrued compensation, bonuses, vested benefits and stock options, the officer's severance benefits payable under the executive agreement include:

         . a lump sum cash payment equal to the sum of: (1) any accrued base salary and vacation time payable as of the termination and (2) the officer's base annual salary (as defined in the agreement) multiplied by three;

         . a lump sum cash payment equal to the sum of: (1) the pro-rated bonusamount (as defined in the agreement) and (2) the highest annual incentive compensation to which the officer would be entitled multiplied by three;

         .   36 months of continued insurance benefits;

         . outplacement services and related travel costs up to a maximum of $10,000 (or, in Mr. Rayden's case, $60,000).

         Under the executive agreements, a change in control shall be deemed to occur upon: (1) the acquisition by any person of 25% or more of the voting power of the Company's outstanding securities; (2) a merger or consolidation of the Company; (3) a sale of 50% or more of the Company's assets; (4) the liquidation or dissolution of the Company; or (5) any transaction that has the same effect as any of the foregoing.

         The following Compensation Committee Report, Performance Graph, and Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

              REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE

         Our Stock Option and Compensation Committee has the power, among other things, to do the following:

         . review and approve our executive compensation philosophy and policies and the application of such policies to the compensation of our executive officers;

         . determine the annual salary, bonus, stock grants and options, and other benefits, direct and indirect, of our executives officers;

         .   review new executive compensation programs;

         . establish and periodically review policies for the administration of our executive compensation programs;

         .   approve certain employment arrangements with new hires.

         Prior to our spin-off from The Limited, Inc. effective August 23, 1999, the compensation of our executive officers was determined by The Limited, Inc.

Compensation Philosophy

         We seek to apply a consistent compensation philosophy for all of our leadership group associates, including our executive officers. The primary goals of our compensation program are to:

         .    attract and retain qualified executives;

         .    reward current and past individual performance;

         . provide short-term and long-term incentives for good and excellent future performance; and

         . link total compensation for individual performance and our performance to enhance stockholder value.

         Accordingly, we have structured total compensation for our leadership group associates to provide a portion of the compensation as fixed compensation and a portion of the compensation as a variable amount based on performance.

         Our philosophy is built on the following basic principles:

         .    To Pay for Outstanding Performance

         We believe in paying for results. Individuals in leadership roles are compensated based on a combination of total Company, business unit and individual performance factors. Total Company performance is evaluated primarily based on the degree by which financial targets are met or exceeded. In addition, a significant portion of total compensation is in the form of equity-based awards which ties into increases in stockholder value.

         .    To Pay Competitively

         We are committed to providing a total compensation program designed to attract the best senior leaders to our business and retain the best and most consistent performers. To achieve this goal, we will periodically compare our pay practices and overall pay levels with other leading retail, and where appropriate, non-retail companies, and adjust our compensation guidelines based on this review.

         .    To Pay Equitably

         We believe that it is important to apply generally consistent guidelines for substantially all associate compensation programs across our Company, considering the size of unit, area of responsibility, complexity, development stage, and performance of our Company, along with the performance of the individual executive.

Principal Compensation Elements

         The principal elements of our executive compensation packages are base salary, short-term performance-based cash incentive compensation, and equity-based long-term incentive programs.

         Base Salary

         The Committee annually reviews and approves the employment of each executive officer, including the base salary. In determining salary adjustments, the Committee considers the size and responsibility of the individual's position, the business unit's overall performance, the individual's overall performance and future potential, and the base salaries paid by competitors to employees in comparable positions. Individual performance is measured against the following factors: seasonal and annual business goals, business growth and brand execution goals, and the recruitment and development of future leadership talent. The Committee considers these factors subjectively in the aggregate, and accords none a formula weight.

         Performance-Based Cash Incentive Compensation

         We have employed a short-term, performance-based cash incentive compensation program for specified key leadership positions along with certain other members of the Company's management that provides for incentive payments based on the level of achievement of pre-established financial goals for each six-month operating season. The goals under this plan for 2001 were based on operating income. Goals, however, also may be based on other financial measures, including the price of the Company's or an affiliate's common stock, stockholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These goals are generally determined prior to or near the beginning of each season, and are based on an analysis of historical performance and growth expectations for our business, expectations of the public markets and progress toward achieving our long-range strategic plan for the business. Target cash incentive compensation opportunities are established annually for eligible executives stated as a specific percentage of base salary, ranging from 10 percent to 150 percent of base salary. The amount of incentive compensation paid to participating executives can range from zero to double their targets, based upon the extent to which performance goals are achieved or exceeded. The maximum amount payable to any participant may not exceed $3,000,000 in any year under the incentive program.

         Equity-Based Incentive Programs

         The Committee believes that continued emphasis on equity-based compensation opportunities encourages performance that enhances stockholder value, thereby further linking leadership and stockholder objectives. We believe that the magnitude and vesting schedule of the award also serve to retain key performers.

         The award opportunity level for each eligible participant depends on the individual's responsibility level and potential within the Company, competitive practices, and the market price of our common stock.

         In 2001, the Company awarded stock options to key executives in the amounts set forth in the Option Grants in Fiscal Year 2001 Table on page 8. The option program utilizes vesting periods to encourage retention of key executives. The exercise price for each option granted equals the fair market value of the underlying common stock on the date of grant.

CEO Compensation

         We entered into an employment agreement with Mr. Rayden, effective September 15, 2000. Under the terms of his employment agreement, Mr. Rayden may receive equity compensation such as restricted stock, stock options, and deferred compensation at the Compensation Committee's discretion. The terms of Mr. Rayden's employment agreement are described above in this proxy statement under the section entitled "Employment Agreements with Certain Executive Officers."

         In February 2001, the Company awarded 100,000 stock option shares in Too, Inc. to Mr. Rayden.

Section 162(m)

         The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1 million per year. Generally, we intend that compensation paid to our "covered employees" shall be deductible to the fullest extent permitted by law.

                                         Stock Option and Compensation Committee

                                         David A. Krinsky, Chairman
                                         Nancy J. Kramer
                                         Kenneth J. Strottman

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Currently, David A. Krinsky, Nancy J. Kramer and Kenneth J. Strottman, who are not employees of the Company, are members of the Stock Option and Compensation Committee. Since 1993, Mr. Rayden has served as a member of the board of directors of Strottman International, Inc., a privately held company, of which Mr. Strottman is President and Chief Executive Officer.

         Mr. Krinsky is a partner in the law firm of O'Melveny & Myers LLP, which firm has been retained to provide legal services to the Company during fiscal 2002.

                            STOCKHOLDER RETURN GRAPH

         The following graph shows a comparison, over a thirty-month period, of the cumulative total return for Too, Inc. common stock, the Russell 2000 Index, the Standard & Poor's SmallCap 600 Index (the "S & P SmallCap 600 Index") and the Standard & Poor's Specialty-Apparel Index, each of which assumes an initial investment value of $100 on August 9, 1999, the first day of trading of Too, Inc.'s stock, on a "when-issued" basis, on the New York Stock Exchange. The comparison also assumes the reinvestment of any dividends. We have decided to use the S & P SmallCap 600 Index in the comparison because in fiscal year 2001 we became a member of that index. We did not use the S & P SmallCap 600 Index in fiscal year 2000 or prior thereto. In the future, we will use this index instead of the Russell 2000 Index.

                COMPARISON OF 30 MONTH CUMULATIVE TOTAL RETURN*
                    AMONG TOO, INC., THE RUSSELL 2000 INDEX,
        THE S & P SMALLCAP 600 INDEX AND THE S & P APPAREL RETAIL INDEX


                                           DOLLARS
                             8/9/1999 1/29/2000 2/2/2001 2/1/2002

       TOO, INC.              100.00   103.79    112.73   164.61
       RUSSELL 2000           100.00   112.25    116.40   112.21
       S & P SMALLCAP 600     100.00   104.62    125.88   146.21
       S & P APPAREL RETAIL   100.00    83.94     78.36    55.32

*100 invested on 8/9/99 in stock or on 7/31/99 in index-including reinvestment of dividends.

Copyright (C)2002, Standard & Poor's a division of the McGraw-Hill Companies, Inc. All rights reserved www.researchdatagroup.com/s&p.htm

                              BOARD AUDIT COMMITTEE

         The Audit Committee of the Board of Directors, which currently consists of Philip E. Mallott (Chairman), David A. Krinsky and James U. McNeal, met five times during the 2001 fiscal year. All members of the Audit Committee are independent as that term is defined in Section 303.01 of the listing standards of the New York Stock Exchange. The Audit Committee functions in accordance with a written charter adopted by the Board of Directors.

                             AUDIT COMMITTEE REPORT

         The primary responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating primarily to the quality and integrity of Too, Inc.'s financial reporting process and reports, its systems of internal accounting and controls, and the independent audit of its financial statements. Management is responsible for preparing the financial statements, and the outside auditor is responsible for auditing those financial statements.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended February 2, 2002, with management and the outside auditors, including their judgment about the quality and appropriateness of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee discussed with the outside auditors the matters required to be communicated under generally accepted auditing standards by Auditing Standards
61. The Audit Committee also discussed with the outside auditors the auditors' independence from management and the Company, and discussed the matters contained in the outside auditors' formal written statement received by the Company and required by the Independence Standards Board Standard No. 1.

         The Audit Committee discussed with the Company's outside auditors the overall scope and plan for their audit. The Audit Committee met separately with the outside auditors, with and without management present, to discuss the results of their examinations, including the integrity, adequacy, and effectiveness of the accounting and financial reporting processes and controls, and the overall quality of Too, Inc.'s reporting.

         In reliance on the reviews and discussions referred to above, the Audit committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended February 2, 2002, for filing with the Securities and Exchange Commission.

                                Audit Committee

                                Philip E. Mallott, Chairman
                                David A. Krinsky
                                James U. McNeal

                    SHARE OWNERSHIP OF PRINCIPAL STOCKHOLDERS

         The following table shows the names of owners of the Company's common stock who, on February 28, 2002, were known by Too, Inc. to be beneficial owners of more than 5% of the shares of common stock of the Company.


                                                                            Amount
Name and Address of Beneficial Owner                                     Beneficially      Percent
------------------------------------                                        Owned(1)      of Class(2)
                                                                            --------      -----------
Wellington Management Company, LLP ..................................     2,429,410(3)       7.75%
   75 State Street
   Boston, Massachusetts 02109

RS Investment Management Co. LLC ....................................     2,303,550(4)        7.4%
   388 Market Street, Suite 200
   San Francisco, California 94111

Putnam Investments, LLC .............................................     1,998,074(5)        6.3%
   One Post Office Square
   Boston, Massachusetts 02109

------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and or investment power with respect to those securities.

(2) "Percent of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on February 28, 2002, plus the number of shares such person has the right to acquire within 60 days of February 28, 2002.

(3) Based on the Schedule 13G/A of Wellington Management Company, LLP filed with the Securities and Exchange Commission on February 12, 2002.

(4) Based on the Schedule 13G/A of RS Investment Management Co. LLC filed with the Securities and Exchange Commission on February 14, 2002.

(5) Based on the Schedule 13G of Putnam Investments, LLC filed with the Securities and Exchange Commission on February 15, 2002.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and greater than 10% stockholders to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. SEC regulations require that copies of the reports be provided to the Company. Based on our review of such reports, we believe that all reporting persons complied with all filing requirements during the fiscal year ended February 2, 2002.

                              INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP served as the independent accountants for the Company for the 2001 fiscal year and throughout the periods covered by the consolidated financial statements. Representatives of PricewaterhouseCoopers LLP are expected to attend the annual meeting in order to respond to questions from stockholders, and they will have the opportunity to make a statement.

  FEES OF THE INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED FEBRUARY 2, 2002

         The following table shows the aggregate fees billed to the Company by its independent accountants, Pricewaterhouse Coopers LLP, for services rendered during the fiscal year ended February 2, 2002.

Description of Fees                                                                             Amount
-------------------                                                                             ------
Audit Fees(1) ...........................................................................      $ 175,000
Financial Information Systems Design and Implementation Fees ............................      $       0
All Other Fees(2) .......................................................................      $  59,000

----------

(1) Includes fees for the audit of the February 2, 2002, financial statements and reviews of the related quarterly financial statements.

(2) The Audit Committee of the Company's Board of Directors has considered whether the rendering of such non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals to be included in the proxy statement for the 2003 Annual Meeting of Stockholders should be submitted to the Secretary of the Company at our corporate offices by December 1, 2002, but not before November 1, 2002. The Company may omit from the proxy statement and form of proxy relating to the next annual meeting of stockholders any proposals which are not received by the Secretary by December 1, 2002, or which are received before November 1, 2002. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934 for presentation at our 2003 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after February 15, 2003. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware.

     Stockholder nominations for the Board of Directors to be elected at the 2003 Annual Meeting of Stockholders should be submitted not less than 14 days nor more than 50 days before the 2003 Annual Meeting.

                              SOLICITATION EXPENSES

      The Company will pay the expense of preparing, assembling, printing and mailing the proxy form and the form of material used in solicitation of proxies. Our associates may solicit proxies by telephone, mail services, electronic mail, mailgram, facsimile, telegraph, cable and personal interview.

         CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

      The SEC recently adopted amendments to its rules regarding delivery of proxy statements and annual reports to stockholders sharing the same address. We may now satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant costs savings for us. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement or annual report, as requested, to a stockholder at a shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, you can request a separate copy of the proxy statement or annual report by writing to us at the following address:
Investor Relations, Too, Inc., 8323 Walton Parkway, New Albany, Ohio 43054,
Attention: Robert C. Atkinson, or by telephoning us at (614) 775-3500.

      If you are currently a stockholder sharing an address with another Too, Inc. stockholder and wish to have your future proxy statements and annual reports householded, please contact us at the above address or telephone number.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matters should come before the meeting, each of the persons named in the proxy intends to vote in accordance with their judgement on such matters.

                                   By Order of the Board of Directors

                                   /s/ Michael W. Rayden

                                   Michael W. Rayden
                                   Chairman, President & Chief Executive Officer

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                    TOO, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 2002

The undersigned hereby appoints Michael W. Rayden and Kent A. Kleeberger, or either of them acting alone, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Too, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 A.M. Eastern Daylight Time on May 21, 2002, at the Company's new corporate offices located at 8323 Walton Parkway, New Albany, Ohio, and any adjournment or postponement thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS.

                PLEASE VOTE YOUR PROXY PROMPTLY BY FOLLOWING THE
                    VOTING INSTRUCTIONS ON THE REVERSE SIDE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

________________________________________________________________________________


  TO VOTE, MARK BLOCKS BELOW IN
  BLUE OR BLACK INK AS FOLLOWS:               KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________

TOO, INC.

1.       Directors Recommend: A vote for election of the following nominees:

         01)      Philip E. Mallott
         02)      Michael W. Rayden

         For    Withhold    For All    To withhold authority to vote, mark
         All       All      Except     "For All Except" and write the nominee's
                                       number on the line below.
         [_]       [_]       [_]
                                       _______________________________________


2. To transact such other business properly coming before the meeting or any adjournment thereof.


The undersigned acknowledges receipt
with this Proxy of a copy of the Notice
of Annual Meeting of Stockholders and
Proxy Statement dated April 15, 2002.

IMPORTANT: Please date this proxy and
sign exactly as your name or names appear hereon. If stock is held jointly, signature should include both names. Executors,
Administrators, Trustees, Guardians and
others signing in a representative
capacity should indicate full titles.

----------------------------------------------- ------------        ----------------------------------------------- ------------

----------------------------------------------- ------------        ----------------------------------------------- ------------
Signature [PLEASE SIGN WITHIN BOX]               Date               Signature (Joint Owners)                         Date




--------------------------------------------------------------------------------

[TOO, INC. LOGO]

8323 WALTON PARKWAY
NEW ALBANY, OH 43054

                                  VOTE BY INTERNET - www.proxyvote.com
                                                     -----------------
                                  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                                  VOTE BY PHONE - 1-800-690-6903
                                  Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                  VOTE BY MAIL
                                  Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Too, Inc. c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                       PORTER, WRIGHT, MORRIS & ARTHUR LLP
                              41 South High Street
                            Columbus, Ohio 43215-6194
                             Telephone: 614-227-2000
                             Facsimile: 614-227-2100
                            Nationwide: 800-533-2794

                                 April 15, 2002

VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

       Re:    Too, Inc.
              Definitive Proxy Materials for 2002 Annual Meeting of Stockholders File No. 1-14987

Ladies and Gentlemen:

       Pursuant to the Securities and Exchange Act of 1934, and Rule 14a-6(b) promulgated by the Securities and Exchange Commission (the "SEC") thereunder, the Too, Inc. definitive proxy statement, proxy card and notice of meeting are being transmitted herewith. The proxy materials will first be released to security holders on or about April 15, 2002.

       Pursuant to Rule 14a-3(c), seven copies of the Annual Report to Stockholders are concurrently being mailed to the Commission.

       If you have any questions, please call me at (614) 227-2160 or contact Erin Freund at (614) 227-2059. Thank you for your attention to this matter.

                                         Very truly yours,

                                         /s/ Christine A. Murry

                                         Christine A. Murry

Enclosures

cc: New York Stock Exchange
    (Via EDGAR and 2 copies of
    Annual Report to Stockholders)